UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 3, 2010
Silverleaf Resorts, Inc.

(Exact name of registrant as specified in its charter)
Texas

(State or other jurisdiction of incorporation)

1-13003	75-2259890

(Commission File Number)	(IRS Employer Identification Number)

1221 River Bend Drive, Suite 120, Dallas, Texas	75247

(Address of principal executive offices)	(Zip Code)
214-631-1166

(Registrant’s telephone number, including area code)
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On March 3, 2010, Silverleaf Resorts, Inc. (the “Registrant”) entered into written extensions of existing employment agreements (the “Employment Agreements”) with its Chief Executive Officer and certain of its Named Executive Officers as defined by Item 402(c) of Regulation S-K. These officers are Robert E. Mead, Sharon K. Brayfield, David T. O’Connor and Thomas J. Morris. As extended, the Employment Agreements will now terminate on December 31, 2012; except that Mr. Mead’s Employment Agreement will expire on December 31, 2010. Each of the extensions is effective as of January 1, 2010.
     On March 3, 2010, the Registrant also entered into an employment agreement with Harry J. White, Jr., the Registrant’s Chief Financial Officer. Mr. White will be paid an annual salary of $325,000 and will receive the standard employee benefits paid by the Registrant to its executive management team. He will also be eligible to receive such bonuses and other compensation as may be determined from time to time by the Compensation Committee. The Employment Agreement is effective as of January 1, 2010.
     The terms and conditions of Mr. White’s employment agreement and the extensions of the employment agreements with the other executive officers were approved by the Compensation Committee of the Registrant’s Board of Directors. Each member of the Compensation Committee of the Board of Directors is deemed to be an “independent director” under Rule 10A-3 of the Securities Exchange Act and applicable rules of the NASDAQ Stock Market, LLC.
     The Named Executive Officers, their positions with Silverleaf and the base compensation paid to them under their respective employment agreements are:

Named		Base Annual
Executive Officer	Title	Compensation

Robert E. Mead	Chairman of the Board, Chief Executive Officer and President	$925,000

Harry J. White, Jr.	Chief Financial Officer	$325,000

Sharon K. Brayfield	President — Owner Based Marketing and Sales Administration	$475,000

David T. O’Connor	Senior Executive Vice President – Sales	No base salary, compensation structure based on percentage of sales

Thomas J. Morris	Executive Vice President – Capital Markets and Strategic Planning	$325,000
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     The Registrant’s responses to Item 1.01 of this Form 8-K are hereby incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description of Exhibit
*10.1	Extension of Amended and Restated Employment Agreement between the Registrant and Robert E. Mead
*10.2	Employment Agreement between the Registrant and Harry J. White, Jr.
*10.3	Extension of Amended and Restated Employment Agreement between the Registrant and Sharon K. Brayfield
*10.4	Extension of Employment Agreement between the Registrant and David T. O’Connor
*10.5	Extension of Amended and Restated Employment Agreement between the Registrant and Thomas J. Morris

* filed herewith
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: March 5, 2010	SILVERLEAF RESORTS, INC.
	By:	/S/ HARRY J. WHITE, JR.
	Name:	HARRY J. WHITE, JR.
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
*10.1	Extension of Amended and Restated Employment Agreement between the Registrant and Robert E. Mead
*10.2	Employment Agreement between the Registrant and Harry J. White, Jr.
*10.3	Extension of Amended and Restated Employment Agreement between the Registrant and Sharon K. Brayfield
*10.4	Extension of Employment Agreement between the Registrant and David T. O’Connor
*10.5	Extension of Amended and Restated Employment Agreement between the Registrant and Thomas J. Morris

* filed herewith